SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  25049

                           FORM 8-K



                        CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

Date of Report  (Date of earliest
event reported): December 18, 1996.


                 Stone Container Corporation
_________________________________________________________________
      (Exact name of registrant as specified in its charter)


  Delaware                  1-3439                  36-2041256
(State or other        (Commission File       (IRS Employer
 jurisdiction of        Number)                Identification
 incorporation)                                Number)


150 North Michigan Avenue, Chicago, Illinois          60601-7568
(Address of principal executive offices)               Zip Code

Registrant's telephone number, including area code: (312)346-6600

                           Not applicable
_________________________________________________________________
  (Former name or former address, if changed since last report)



Item 5.  Other Events.

	On December 18, 1996, Stone Container Corporation, a Delaware corporation (the "Company"), and the Lenders under the Amended and Restated Credit Agreement (the "Credit Agreement"), dated as of March 22, 1996, as amended, amended the Credit Agreement as set forth in the exhibit attached hereto.


Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

	Exhibits

	4.	Second Amendment of Credit Agreement, dated December 18,1996, among the Company and the Lenders under the Credit Agreement.




                        EXHIBIT INDEX


Exhibit                                            Sequentially
Number      Description of Exhibit                 Numbered Page

  4         Second Amendment of Credit Agreement,
            dated December 18, 1996, among the
            Company and the Lenders under the
            Credit Agreement.


                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STONE CONTAINER CORPORATION



Date:  December 20, 1996            By:  LESLIE T. LEDERER
                                         Leslie T. Lederer
                                         Vice President,
                                         Secretary and Counsel